Exhibit 10.10

CONSENT AND AMENDMENT NO. 5

TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CONSENT AND AMENDMENT NO. 5 dated as of January 30, 2020 (this “Consent and Amendment”) to the Second Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of October 7, 2016 (as the same has been and may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”) among (i) STX FINANCING, LLC, a Delaware limited liability company, as Borrower, (ii) STX FILMWORKS, INC., a Delaware corporation, as Parent, (iii) the GUARANTORS referred to therein, (iv) the LENDERS referred to therein, and (v) JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders and as Issuing Bank.

INTRODUCTORY STATEMENT

WHEREAS, the Borrower has requested that the Lenders consent to an extension of the required delivery date for the audited financial statements required under Section 5.1(a) of the Credit Agreement, and for the related Compliance Certificate, for the fiscal year ended September 30, 2019, and any reports or other documents required to be delivered concurrently therewith (including those required pursuant to Sections 5.1(c), (d) and (k) of the Credit Agreement) (collectively, the “FY 2019 Financials Materials”); and

WHEREAS, the Borrower has also requested that the Credit Agreement be amended on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the parties hereto agree as follows:

1.               Defined Terms. Capitalized terms used but not otherwise defined herein (including any such terms used in the Introductory Statement hereto) shall have the meanings given to them in the Credit Agreement.

2.               Consent. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the undersigned Lenders hereby consent to an extension of the delivery deadline for the FY 2019 Financials Materials from January 28, 2020 to February 27, 2020.

3.               Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the first sentence of Section 5.1(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) Concurrently with the delivery of the financial statements required under Sections 5.1(a) and 5.1(b), a Liquidity Certificate, reflecting that the ratio, tested at the end of such preceding fiscal quarter, of (i) projected cash sources of the Credit Parties (including, without limitation, cash on hand, capital contributions which have been committed in writing (either unconditionally or subject only to such conditions as shall be acceptable to the Administrative Agent), Borrowings under the Facility (taking into account projected availability based upon the Borrowing Base) and projected cash receipts from operations) to (ii) projected cash uses of the Credit Parties (including debt service, amounts to be spent towards the production or acquisition of and P&A Expenses and/or UK P&A Expenses for Pictures, and all other projected cash expenditures), all as projected on a quarterly basis by the Borrower in good faith for the period from the first day of the current calendar quarter through the end of the four-quarter period commencing with the current calendar quarter, is greater than or equal to 1.10 to 1.00.”

4.               Conditions to Effectiveness. The effectiveness of this Consent and Amendment is subject to the satisfaction in full of each of the conditions precedent set forth in this Section 4 (the date upon which each of such conditions precedent has been satisfied, the “Effective Date”) as follows:

(a)             the Administrative Agent shall have received counterparts of this Consent and Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders;

(b)            the representations and warranties contained in Section 5 hereof are true and correct;

(c)             all costs and expenses due and owing pursuant to Section 11 hereof to the Administrative Agent by the Borrower shall have been paid in full;

(d)            all legal matters incident to this Consent and Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent; and

(e)             the Subordinated Agent shall have executed a consent and amendment under the Subordinated Loan Agreement granting substantively identical consents and amendments to those set forth in this Consent and Amendment to the extent applicable to the Subordinated Loan Agreement, in form and substance satisfactory to the Administrative Agent.

5.               Representations and Warranties. Each of the Credit Parties represents and warrants that:

(a)             each of the Credit Parties has the power and authority to execute and deliver this Consent and Amendment and perform its obligations under this Consent and Amendment and the Credit Agreement as modified hereby;

(b)            the execution and delivery by each of the Credit Parties of this Consent and Amendment, and the performance by such Person of its obligations under this Consent and Amendment and the Credit Agreement as modified hereby (i) have been duly authorized by all necessary company action (or similar action) on the part of such Person, (ii) will not constitute a violation of any provision of Applicable Law or any order of any Governmental Authority applicable to such Person or any of its properties or assets, (iii) will not violate any provision of the certificate of formation or organization, by-laws, operating agreement, partnership agreement or any other organizational document of such Person, (iv) will not violate any provision of, be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or create any right to terminate any indenture, agreement, bond, note or other similar instrument to which such Person is a party or by which such Person or any of its properties or assets are bound, other than where any such violation, conflict, breach, default or termination could not, either individually or in the aggregate, reasonably be expected to have a

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Material Adverse Effect, and (v) will not result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of such Person other than pursuant to the Fundamental Documents;

(c)             the representations and warranties contained in the Credit Agreement and the other Fundamental Documents are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date) with the same effect as if made on and as of the date hereof; and

(d)            immediately before and immediately after giving effect to this Consent and Amendment, no Default or Event of Default shall have occurred and be continuing.

6.               Fundamental Document. This Consent and Amendment is designated a Fundamental Document by the Administrative Agent.

7.               Full Force and Effect. Except as expressly set forth herein, this Consent and Amendment does not constitute an amendment, waiver or modification of any other provision of the Credit Agreement, does not constitute a waiver of timely compliance with the provisions of the Credit Agreement or any provision of any other Fundamental Document, does not constitute a waiver of any Default or Event of Default whether or not known to the Administrative Agent or the Lenders, and does not entitle any Credit Party to any amendment, waiver or modification of any provision of the Credit Agreement or any other Fundamental Document, or to a consent to any transaction, in the future in similar or dissimilar circumstances. Except as expressly modified hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and confirmed. Without limiting the foregoing, each Credit Party hereby (i) reaffirms its obligations under the Credit Agreement and the other Fundamental Documents to which it is a party and (ii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to any of the Fundamental Documents. As used in the Credit Agreement, the terms “Agreement,” “this Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Consent and Amendment.

8.               Further Assurances. At any time and from time to time, upon the Administrative Agent’s reasonable request and at the expense of the Credit Parties in accordance with Section 13.4 of the Credit Agreement, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Consent and Amendment.

9.               APPLICABLE LAW. THIS CONSENT AND AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

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10.            Counterparts. This Consent and Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Consent and Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

11.            Expenses. The Borrower agrees to pay pursuant to Section 13.4 of the Credit Agreement, all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Consent and Amendment, including, but not limited to, the reasonable and documented fees and disbursements of counsel for the Administrative Agent.

12.            Headings. The headings of this Consent and Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Consent and Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed as of the date first written above.

BORROWER: STX FINANCING, LLC By: /s/ Noah Fogelson______________________ Name: Title:

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

GUARANTORS:

STX FILMDEV, LLC

STX FILMDEV II, LLC

STX PLAN F, LLC

STX PRODUCTIONS, LLC

STX TV, INC.

STX LOUISIANA, LLC

FSO JONES, LLC

STX NY, INC.

FSO JONES NY, LLC

STX MUSIC, LLC

STX MUSIC PUBLISHING, LLC

STX RECORDINGS, LLC

MARS BOYS, LLC

WE ARE BESTIES, LLC

BAD MOMS LOUISIANA, LLC

BADDER MOMS, LLC

STX INTERNATIONAL, INC.

STX TRUE LIFE, LLC

SURREAL, INC.

STX ENTERTAINMENT UK, LTD.

ADRIFT PRODUCTIONS UK LTD.

VATN ALLS STADAR, LLC

ADRIFT PRODUCTIONS NZ LIMITED

PUPPET MURDERS, LLC

MILE 22, LLC

SECOND ACT PRODUCTIONS, LLC

SEVENTEEN BRIDGES, LLC

MINNETONKA DREAMS, LLC

UGLY INDUSTRIES, LLC

By: /s/ Noah Fogelson______________________

Name:

Title:

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and as a Lender

By: /s/ David I. Tepper______________________

Name: David I. Tepper

Title: Vice President

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender:

BANK OF AMERICA, N.A.

By: /s/ Sharad C. Bhatt_______________________

Name: Sharad C. Bhatt

Title: Senior Vice President

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender:

MUFG Union Bank, N.A.

By: /s/ Mike Richman_______________________

Name: Mike Richman

Title: Director

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender:

East West Bank

By: /s/ Jodi Chong_______________________

Name: Jodi Chong

Title: First Vice President

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender:

CIT Bank, N.A.

By: /s/ Suzanne James______________________

Name: Suzanne James

Title: Vice President

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender:

Comerica Bank

By: /s/ David A. Shaver_____________________

Name: David A. Shaver

Title: AVP

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender:

Truist Bank, successor by merger to SunTrust Bank

By: /s/ J. Matthew Rowand____________________

Name: J. Matthew Rowand

Title: Director

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender: Bank Hapoalim B.M.

By: /s/ Elliot Winter____________________

Name: Elliot Winter

Title: Senior Vice President

By: /s/ Victor Liu____________________

Name: Victor Liu

Title: Vice President

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement

Name of Lender:

Emigrant Bank

By: /s/ Angelo Gambino____________________

Name: Angelo Gambino

Title: Senior Vice President

Consent and Amendment No. 5 to
Second Amended and Restated Credit Agreement